UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2009
TierOne Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	000-50015	04-3638672

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1235 “N” Street, Lincoln, Nebraska 68508
(Address of principal executive offices, including zip code)
(402) 475-0521
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On February 23, 2009, TierOne Corporation issued a press release announcing its annual and quarterly financial results for the reporting period ended December 31, 2008. A copy of the press release is being furnished as Exhibit 99 to this Current Report on Form 8-K and is incorporated into this Form 8-K by reference
Item 9.01. Financial Statements and Exhibits.
      The following exhibit is being furnished herewith:
99	Press Release of TierOne Corporation, dated February 23, 2009.

SIGNATURES
           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIERONE CORPORATION
Date: February 23, 2009	By:	/s/ Gilbert G. Lundstrom
Gilbert G. Lundstrom
Chairman of the Board and Chief Executive Officer

TIERONE CORPORATION
Exhibit Index to Current Report on Form 8-K dated February 23, 2009

Exhibit
Number

99	Press Release of TierOne Corporation, dated February 23, 2009.